Exhibit 10.1

Amendment No. 4

Amendment No. 4, dated as of July 25, 2025 (this “Amendment”), to the Securities Purchase Agreement and Call Option, dated as of December 15, 2024, as amended by Amendment No. 1 dated February 11, 2025, Amendment No. 2 dated as of June 15, 2025 and Amendment No. 3 dated as of June 15, 2025 (collectively as amended, the “Agreement”), by and among Nukkleus Inc., a Delaware corporation, Star 26 Capital, Inc, a Nevada corporation, the equity holders of the capital of the Seller listed on Schedule A attached thereto, and Menachem Shalom, solely in his capacity as the representative and agent of the Shareholders. Capitalized terms used herein not otherwise defined shall have the meanings given to such terms in the Agreement.

W I T N E S S E T H

WHEREAS, the Class B Common Stock of the Seller creates a disparity between the economic rights and the voting power of the parties, particularly since all the issued and outstanding Class B Common Stock are owned by Menachem Shalom; and

WHEREAS, Menachem Shalom and the Seller have agreed that effective as of the date of this Amendment, all the Class B Common Stock will be converted to Class A Common Stock; and

WHEREAS, the boards of directors of each of the Company and the Seller have determined that it is in the best interests of their respective shareholders to amend the Agreement on the terms and provisions provided for herein.

NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.	Definition. The defined term in the Agreement “Seller Common Stock” shall be deleted and replaced with the following:

“Seller Common Stock means the Class A Common Stock of the Seller.”

2.	Title to Securities; Capitalization. The representation in Section 3.2.1 regarding the issued and outstanding shares of Seller Class B Common Stock shall be changed to reflect that effective as of the date of this Amendment, all issued and outstanding Class B Common Stock owned by Menachem Shalom was converted to Seller Class A Common Stock and that there are no issued and outstanding Class B Common Stock

3.	Conduct of the Business by the Seller. Effective as of the date of this Amendment, the last sentence of Section 6.1 of the Agreement with respect to the holder of the Class B common stock agreeing to forebear to the actions described in subsections 6.1.1 through 6.1.24 shall be deleted as it is inapplicable.

4.	Reference. On and after the date hereof, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Agreement in any Transaction Document or any other agreement, document or other instrument, shall mean, and be a reference to the Agreement, as amended by this Amendment. No other term or provision of the Agreement or any Transaction Document shall be affected by this Amendment other than as expressly provided herein.

5.	Execution. This Amendment may be executed and delivered in two or more counterparts, all of which when taken together will be considered one and the same agreement and will become effective when counterparts have been signed by all the parties and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.	Captions. The captions used in this Amendment are intended for convenience of reference only, shall not constitute any part of this Amendment and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Amendment.

7.	Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

IN WITNESS WHEREOF, with the intent to be legally bound hereby, the parties have executed this Amendment as of the date first written above.

/s/ Menachem Shalom
Menachem Shalom, holder of Class B Common Stock

NUKKLEUS INC.

By:	/s/ Reuven Yegana
Name:	Reuven Yegana
Title:	Member of the Board

STAR 26 CAPITAL, INC.

By:	/s/ Menachem Shalom
Name:	Menachem Shalom
Title:	CEO

SHAREHOLDERS’ REPRESENTATIVE

By:	/s/ Menachem Shalom
Name:	Menachem Shalom